Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement dated June 21, 2013

To

Prospectus dated June 12, 2013

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated June 12, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR PUBLIC OFFERING

Since commencing our continuous public offering  and through June 20, 2013, we received and accepted subscriptions in our offering for approximately 3,853,000 shares of our common stock at an average price per share of approximately $9.97, for corresponding gross proceeds of approximately $38.4 million, including shares purchased by our affiliates and proceeds from our distribution reinvestment plan.

PORTFOLIO UPDATE

As of  June 18, 2013, our portfolio consisted of investments, acquired through primary and secondary market transactions at a weighted average purchase price of  99.07% of par value, in the secured loans of 18 companies with a weighted average EBITDA (a non-GAAP measure commonly used by lenders to evaluate a company’s profitability) of $56.2 million.(1)  Presently, all of the investments in our portfolio are senior secured, floating-rate loans. Our estimated gross annual portfolio yield is 7.27%.

Further, as of  June 18, 2013, through a total return swap (more fully described in the Prospectus), we obtained the economic benefit of owning investments primarily in senior secured, first and second lien, floating-rate loans of 38 companies.(1)

DISTRIBUTIONS

On June 18, 2013, our board of directors (the  “Board”) declared two regular semi-monthly cash distributions of $0.029867 per share each (an annualized rate of 7.00% based on our current $10.24 per share public offering price), which will be paid in July 2013.

Both of the regular semi-monthly cash distributions of $0.029867 per share will be paid on July 1, 2013, the first to shareholders of record on June 15, 2013 and the second to shareholders of record on June 30, 2013.

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”), which are subject to recoupment. We have not established limits on the amount of funds we may use from available sources to make distributions. For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from IIG, which are subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG has no obligation to provide expense reimbursements to us in future periods.

(1)	Some investments may be subject to settlement.